UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MMMMMMMMMMMM Teva Pharmaceutical C 1234567890 Industries Limited ENDORSEMENT_LINE SACKPACK MMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) Go to www.investorvote.com/teva or scan ADD 1 000001 ADD 2 the QR code — login details are located in the ADD 3 shaded bar below. ADD 4 MMMMMMMMM ADD 5 ADD 6 Votes submitted electronically must be received by 8 a.m., Eastern Time, on June 3, 2025. Teva Pharmaceutical Industries Limited Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 5, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This is not a votable ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice of annual meeting of shareholders and proxy statement and annual report to shareholders are available at: www.investorvote.com/teva Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/teva. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 15, 2025 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

Shareholder Meeting Notice Teva Pharmaceutical Industries Limited’s Annual Meeting of Shareholders to be held on Thursday, June 5, 2025 at 4:00 p.m. (local time), 9:00 a.m. (Eastern time), in a virtual format only (the “Annual Meeting”). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Teva’s Board of Directors recommends that you vote FOR Proposals 1A, 1B, 1C, 1D, 1E, 2, 3, 4, 5A, 5B and 6. . Election of DirectorsA. Chen Lichtenstein—to serve until Teva’s 2027 Annual MeetingB. Amir Elstein—to serve until Teva’s 2028 Annual MeetingC. Roberto A. Mignone—to serve until Teva’s 2028 Annual Meeting D. Dr. Perry D. Nisen to serve until Teva’s 2028 Annual Meeting E. Dr. Tal Zaks to serve until Teva’s 2028 Annual Meeting 2. To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers 3. To approve an amended compensation policy with respect to the terms of office and employment of Teva’s executive officers and directors* 4. To approve an amendment to the terms of office and employment of Teva’s president and chief executive officer 5. To approve an amendment to Teva’s Director Compensation A. To approve the compensation to be provided to Teva’s non-employee directors B. To approve the compensation to be provided to Teva’s non-executive chairman of the board 6. To appoint, Kesselman & Kesselman, a member of PriceWaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2026 annual meeting of shareholders In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2024. *By voting in accordance with the instructions provided herein, the voter will certify that it is NOT a “controlling shareholder” of Teva and does not have a personal benefit or other personal interest in Proposal 3, unless it notifies otherwise the Company at TevaAGM2025@tevapharm.com by no later than 8:00 a.m., Eastern time, on June 3, 2025. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to vote at the Annual Meeting through the online meeting platform, you must present your Teva ADSs for cancellation and withdrawal of the corresponding Teva ordinary shares in time to be a shareholder of Teva as of the record date on April 14, 2025. PLEASE NOTE: In order for your ADS votes to be counted, you must be an ADS holder as of April 14, 2025. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/teva. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Teva Pharmaceutical Industries Limited” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 15, 2025.

Your Vote Counts!TEVA PHARMACEUTICAL INDUSTRIES LIMITED2025 Annual MeetingVote by June 02, 2025 11:59 PM ETHextone, Inc.P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF2 Ricky Campana P.O. Box 123456Suite 500 30#51 Mercedes Way Edgewood, NY 11717FLASHID-JOB#You invested in TEVA PHARMACEUTICAL INDUSTRIES LIMITED and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 05, 2025. Get informed before you voteView the Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXXSmartphone users Vote in Person at the Meeting*Point your camera here and June 05, 2025 vote without entering a 9:00 AM EST control number Virtual938758-001 09Apr25 11:35 Page 4 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXXTHIS IS NOT A VOTABLE BALLOT TEVA PHARMACEUTICAL INDUSTRIES LIMITED 2025 Annual MeetingThis is an overview of the proposals being presented at the Vote by June 02, 2025 upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 11:59 PM ETVoting Items Board Recommends1. Election of DirectorsNominees:1A Chen Lichtenstein For1B Amir Elstein For1C Roberto A. Mignone For1D Dr. Perry D. Nisen For1E Dr. Tal Zaks For2 To approve, on a non-binding advisory basis, the compensation for Teva’s named Executive Officers For3 To approve an amended compensation policy with respect to the terms of office and employment of Teva’s ForExecutive Officers and Directors4 To approve an amendment to the terms of office and employment of Teva’s President and Chief Executive Officer For5A To approve the compensation to be provided to Teva’s Non-Employee Directors For5B To approve the compensation to be provided to Teva’s Non-Executive Chairman of the Board For6 To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, as Teva’s For independent registered public accounting firm until Teva’s 2026 Annual Meeting of ShareholdersNOTE: IMPORTANT NOTE: By executing this proxy card, the undersigned is confirming that the undersigned is NOT a “controlling shareholder” of Teva and does not have a personal benefit or other interest in Proposal 3. If you have such a personal benefit or other interest in Proposal 3, please notify the Company at TevaAGM2025@tevapharma.com by no later than 4:00 p.m., Israeli time on June 3, 2025. See the Proxy Statement for more information, including the definitions of “controlling shareholders” under the Israeli Companies Law. The Company is not currently aware of any “controlling shareholder,” as defined under the Israeli Companies Law. In addition, Teva believes that the vast majority of its shareholders should not have a personal benefit or other personal interests in Proposal 3. This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned. Any and all proxies heretofore given are hereby revoked.Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.938758-001 09Apr25 11:35 Page 5 1.00000 322,224FLASHID-JOB# 148,294

The following communication was sent to certain holders of the ordinary shares of the Company:

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

2025 ANNUAL MEETING OF SHAREHOLDERS

June 5, 2025

4:00 p.m. (Israel time), 9:00 a.m. (Eastern time)

Virtual format only

Participation instructions for the Teva Pharmaceutical Industries Limited
2025 Annual Meeting of Shareholders and information on how to vote through the online meeting platform are available in the proxy statement which can be viewed at
www.tevapharm.com/2025proxymaterials.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 5, 2025.

Notice is hereby given that the 2025 Annual Meeting of Shareholders (the “meeting”) of Teva Pharmaceutical Industries Limited (“Teva”) will be held in a virtual format on June 5, 2025 at 4:00 p.m. (Israel time) / 9:00 a.m. (Eastern time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This is not a form for voting.

The Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report are available at www.tevapharm.com/2025proxymaterials.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 15, 2025 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

Matters intended to be acted upon at the meeting are listed below.

1.

To appoint the following persons to Teva’s Board of Directors: Chen Lichtenstein to serve as a director until Teva’s 2027 annual meeting of shareholders, and Amir Elstein, Roberto A. Mignone, Dr. Perry Nisen and Dr. Tal Zaks to serve as directors until Teva’s 2028 annual meeting of shareholders.

2.	To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers.

3.	To approve Teva’s amended Compensation Policy with respect to the terms of office and employment of Teva’s executive officers and Directors.

4.	To approve an amendment to the terms of office and employment of Teva’s President and Chief Executive Officer.

5.	Approval of an amendment to Director compensation:

5.1.	To approve an amendment to the compensation to be provided to Teva’s non-employee Directors.

5.2.	To approve an amendment to the compensation to be provided to Teva’s non-executive Chairman of the Board.

6.	To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2026 annual meeting of shareholders.

In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2024.

The Board of Directors recommends that you vote FOR all proposals.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

•	Telephone – Call our proxy solicitor, Innisfree M&A, Inc., toll free within the U.S. and Canada at +1 (877) 825-8964 or outside the U.S. at + 1 (412) 232-3651. In Israel, call us at +972 (3) 914-8262.

•	Email – Send us an email at TevaIR@tevapharm.com. The email must include:

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent”.

In order to ensure timely delivery, you must request the information no later than May 15, 2025.

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